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EXHIBIT 99-1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                            PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, Laurence M. Downes hereby certifies as follows:

      (a) I am the Chief Executive Officer of New Jersey Resources Corporation (the "Company");

      (b) To the best of my knowledge, the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (c) To the best of my knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        NEW JERSEY RESOURCES CORPORATION

Date: December 20, 2002                 By: /s/Laurence M. Downes
                                            ---------------------
                                              Laurence M. Downes
                                              Chairman & Chief Executive Officer

        This certificate accompanies this Report pursuant to section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 or any other provision of the Securities Exchange Act of 1934, as amended.